[logo] M F S(R)
INVESTMENT MANAGEMENT

                     MFS(R) BOND FUND

                     SEMIANNUAL REPORT o OCTOBER 31, 2002

                               [Graphic Omitted]

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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 38 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 12
Financial Statements .....................................................  21
Notes to Financial Statements ............................................  29
Trustees and Officers ..................................................... 39

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1)MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT                      NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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
LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
As I write this in mid-November, the Dow Jones Industrial Average has just recorded its second-best October ever(1) -- a hopeful sign in what has been a bad year for investors in stocks and corporate bonds. Other types of bonds that have had a great run so far in 2002 have demonstrated the value of diversification. In our view, signals on the future direction of the economy and the market remain decidedly mixed.

A RELAY RACE
In mid-November, we could describe the state of the U.S. economy as a relay race against time involving two runners: the consumer, whose spending has fueled the beginning of a recovery, and corporate spending, which has yet to contribute much to the recovery. The hope is that corporate spending kicks in so that the consumer can pass the baton before running out of steam. But at this point, the near-term direction of consumer spending or corporate spending and profits is difficult to predict. The result is that the economy seems to us to be in a holding pattern as we wait for clear signs that things are improving.

REASONS FOR OPTIMISM
Optimists would point out that wages, according to the U.S. Labor Department, have been rising over the past year. This, in combination with historically low interest rates and inflation, may enable the consumer to keep spending. Perhaps the next good signal of consumer sentiment will be the level of retail sales over the holiday season -- which should become clear about the time this letter reaches your mailbox.

In the corporate arena, our research indicates that business spending overall has at least stopped falling and that corporate earnings and spending could trend upward in 2003. A hopeful sign is that business spending in the third quarter of 2002 eked out its first increase in two years, according to a preliminary report from the U.S. Commerce Department.

Pessimists, however, would counter that the outlook for corporate profits remains very murky, that corporations could resort to further layoffs if profits languish, and that the situation with Iraq adds to market uncertainty. They would also point out that consumer confidence dropped to a nine-year low in October, according to the Conference Board. (Optimists, however, would question the value of confidence readings that have dropped while consumer spending has remained strong.)

STAYING THE COURSE
With the economy in a holding pattern and markets extremely volatile, we think it's important to remember the familiar investment strategies that we believe apply in any market: Think long term. Be diversified. See crises as opportunities. That's how we'd describe our approach to this volatile environment -- which we think plays to our strength as research-based, bottom-up, long-term investors. We would also point out that history has shown that the market and the economy have been cyclical; downturns have usually been followed by upturns.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman
     MFS Investment Management(R)

     November 15, 2002

(1)Source: The Wall St. Journal, November 1, 2002. The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It is not possible to invest directly in an index.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of William J. Adams]
      William J. Adams

For the six months ended October 31, 2002, Class A shares of the fund provided a total return of 3.12%, Class B shares 2.77%, Class C shares 2.78%, Class I shares 3.36%, Class 529A shares 3.05%, Class 529B shares 2.89%, and Class 529C shares 2.89%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare with returns over the same period of 6.55% and 2.02%, respectively, for the fund's benchmarks, the Lehman Brothers Government/Credit Index (the Lehman Index) and the Lipper Corporate Debt "BBB"-rated Fund Index. The Lehman Index is an unmanaged index consisting of U.S. treasuries that have remaining maturities of more than one year, U.S. government-agency securities, and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The Lipper Corporate Debt "BBB"-rated Fund Index is an index of funds that invest at least 65% of their assets in corporate and government debt issues in the top four investment rating grades. During the same period, the average corporate debt "BBB"-rated fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 2.26%.

Q.  HOW WOULD YOU DESCRIBE THE ECONOMIC AND MARKET ENVIRONMENT OVER THE PERIOD?

A. As we entered the period in May, we felt investors expected that the economy would stabilize and then begin to grow again in the second half of 2002. But as the summer began, economic growth appeared to stall. For the rest of the period, the market moved in fits and starts: up one day on encouraging economic data and down another day on disappointing news.

    Accounting scandals that included Tyco, Adelphia, and WorldCom also shook investor confidence. The combination of corporate debacles and a soft economy created a difficult environment for corporate bonds. Prices fell and spreads -- the yield premiums that corporate bonds pay over Treasuries -- rose to some of the highest levels ever experienced in the investment-grade market.

    Investors fled from stocks and corporate bonds to the perceived safety of government and agency bonds; amid strong demand in those sectors, interest rates fell and prices rose. (The principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

Q.  WHAT HOLDINGS HELPED THE FUND'S PERFORMANCE?

A. In a period when we were underweighted, relative to our Lipper peers, in the asset classes that outperformed the broader market -- Treasuries and treasury alternatives -- and overweighted in an asset class that suffered greatly -- corporate bonds -- we still performed well against our peers. We believe that speaks to the quality of the Original Research(SM) done by our credit analysts, who we think picked some of the better credits in an awful period and helped us minimize exposure to some of the worst areas.

    More specifically, we were overweighted in the energy sector, which did well as oil prices were driven up by uncertainty over Iraq. In the utilities sector, we focused on what we viewed as higher-quality firms -- regulated electric generating companies that supplied power to a specific customer group on a regular basis. Our research led us to largely avoid energy trading firms such as Enron and Dynegy that declined sharply over the period.

    In addition, the fund was underweighted in the telecom industry, which performed poorly as prices were driven down by excess capacity and slower-than-expected demand. Within our limited telecom holdings, we emphasized firms that our research indicated were more stable and had positive cash flows, such as Verizon Global Funding Corp.

Q.  WHAT HOLDINGS DETRACTED FROM THE FUND'S PERFORMANCE?

A. As just mentioned, telecom was one of the worst places to invest over the period, and the positions we did have in the industry largely declined. Although our exposure was small, we held some WorldCom bonds. The accounting scandal that hurt WorldCom also proved contagious, tarnishing the image of the entire sector and generally pulling down telecom prices.

    Our auto industry holdings, which had done well early in 2002, also hurt performance over the period. We think the market began to worry that unusually strong sales were sacrificing future demand and that the huge incentives that stimulated demand were cutting into profits.

Q.  WHAT DO YOU SEE IN THE PERIOD AHEAD?

A. In the period just ended, corporate bonds were selling at what we felt were very attractive prices as investor confidence sank. We see that trend gradually reversing if the economy continues to modestly improve, and we believe our relative overweighting in corporate bonds could benefit investors in the period ahead. At the same time, we think growth will be slow enough to keep inflation risks at a minimum and the Federal Reserve Board more or less on hold with regard to future rate increases.

    In a period of relatively stable interest rates with an improving credit outlook, bond performance would be derived mainly from yield; we think that could favor corporate bonds over Treasuries. However, we believe the markets will continue to experience volatility in the near term until the recovery strengthens. In that kind of environment, we think strong performance will depend largely on individual bond selection, rather than trying to anticipate future interest rate moves. We believe that plays to our strategy of remaining neutral to our peers in regard to duration, or sensitivity to interest rates, and to our strength as research-based, bottom up investors.

/s/ William J. Adams

    William J. Adams
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

WILLIAM J. ADAMS, CFA, IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND PORTFOLIO MANAGER OF THE BOND PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES AND OFFSHORE INVESTMENT PRODUCTS.

BILL JOINED MFS IN 1997. HE WAS NAMED VICE PRESIDENT IN 1999, ASSOCIATE PORTFOLIO MANAGER IN 2000, AND PORTFOLIO MANAGER IN 2001.

HE HAS AN M.B.A. FROM INDIANA UNIVERSITY AND AN UNDERGRADUATE DEGREE FROM LASALLE UNIVERSITY. HE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

FUND FACTS

OBJECTIVE:             SEEKS AS HIGH A LEVEL OF CURRENT INCOME AS IS BELIEVED
                       TO BE CONSISTENT WITH PRUDENT RISK. IT'S SECONDARY
                       OBJECTIVE IS TO PROTECT SHAREHOLDERS' CAPITAL.

COMMENCEMENT OF
INVESTMENT OPERATIONS: MAY 8, 1974

CLASS INCEPTION:       CLASS A  MAY 8, 1974
                       CLASS B  SEPTEMBER 7, 1993
                       CLASS C  JANUARY 3, 1994
                       CLASS I  JANUARY 2, 1997
                       CLASS 529A  JULY 31, 2002
                       CLASS 529B  JULY 31, 2002
                       CLASS 529C  JULY 31, 2002

SIZE:                  $1.6 BILLION NET ASSETS AS OF OCTOBER 31, 2002

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH OCTOBER 31, 2002

CLASS A
                                            6 Months        1 Year       3 Years       5 Years      10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                +3.12%        +2.31%       +22.14%       +26.83%       +90.65%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                 --           +2.31%       + 6.89%       + 4.87%       + 6.67%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                 --           -2.55%       + 5.17%       + 3.85%       + 6.15%
------------------------------------------------------------------------------------------------------------

CLASS B
                                            6 Months        1 Year       3 Years       5 Years      10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                +2.77%        +1.61%       +19.62%       +22.39%       +78.34%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                 --           +1.61%       + 6.15%       + 4.12%       + 5.96%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                 --           -2.24%       + 5.26%       + 3.81%       + 5.96%
------------------------------------------------------------------------------------------------------------

CLASS C
                                            6 Months        1 Year       3 Years       5 Years      10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                +2.78%        +1.69%       +19.64%       +22.45%       +79.09%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                 --           +1.69%       + 6.16%       + 4.13%       + 6.00%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                 --           +0.73%       + 6.16%       + 4.13%       + 6.00%
------------------------------------------------------------------------------------------------------------

CLASS I
                                            6 Months        1 Year       3 Years       5 Years      10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  (No Sales Charge)                           +3.36%        +2.69%       +23.36%       +28.84%       +94.35%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  (No Sales Charge)                            --           +2.69%       + 7.25%       + 5.20%       + 6.87%
------------------------------------------------------------------------------------------------------------

CLASS 529A
                                            6 Months        1 Year       3 Years       5 Years      10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                +3.05%        +2.23%       +22.04%       +26.73%       +90.51%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                 --           +2.23%       + 6.87%       + 4.85%       + 6.66%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                 --           -2.63%       + 5.15%       + 3.84%       + 6.14%
------------------------------------------------------------------------------------------------------------

CLASS 529B
                                            6 Months        1 Year       3 Years       5 Years      10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                +2.89%        +2.07%       +21.85%       +26.54%       +90.21%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                 --           +2.07%       + 6.81%       + 4.82%       + 6.64%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                 --           -1.76%       + 5.93%       + 4.52%       + 6.64%
------------------------------------------------------------------------------------------------------------

CLASS 529C
                                            6 Months        1 Year       3 Years       5 Years      10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                +2.89%        +2.08%       +21.86%       +26.54%       +90.22%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                 --           +2.08%       + 6.81%       + 4.82%       + 6.64%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                 --           +1.12%       + 6.81%       + 4.82%       + 6.64%
------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A and 529A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B and 529B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C and 529C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C and 529C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors. Class 529A, 529B, and 529C shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan.

Performance for share classes intially offered after the fund's original share class (Class A) includes the performance of the fund's Class A shares for periods prior to the offering of these share classes. This blended class performance has been adjusted to take into account differences in the sales load applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses. Because these share classes have higher operating expenses than those of A, performance shown for these share classes is higher than it would have been had they been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

The portfolio may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF OCTOBER 31, 2002

QUALITY RATINGS

          Governments                        25.5%
          "AAA"                               7.6%
          "AA"                                3.3%
          "A"                                16.6%
          "BBB"                              34.6%
          "BB"                                7.6%
          "B"                                 2.7%
          "CCC"                               0.5%
          Not Rated                           1.6%


Portfolio percentages have been adjusted to more accurately reflect exposure to the stated asset classes.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- October 31, 2002

Bonds - 98.9%
--------------------------------------------------------------------------------------------------------
                                                                      PRINCIPAL AMOUNT
ISSUER                                                                   (000 OMITTED)             VALUE
--------------------------------------------------------------------------------------------------------
U.S. Bonds - 85.3%
  Aerospace & Defense - 2.3%
    Boeing Capital Corp., 5.75s, 2007                                         $  7,614    $    7,860,397
    Northrop Grumman Corp., 7s, 2006                                             2,654         2,912,550
    Northrop Grumman Corp., 7.125s, 2011                                         7,688         8,563,002
    Northrop Grumman Corp., 7.75s, 2031                                          5,253         5,911,311
    Raytheon Co., 7.9s, 2003                                                     4,557         4,616,733
    Raytheon Co., 8.3s, 2010                                                     5,650         6,582,685
                                                                                          --------------
                                                                                          $   36,446,678
--------------------------------------------------------------------------------------------------------
  Airlines - 0.9%
    Airplane Pass-Through Trust, 10.875s, 2019                                $  1,482    $       29,631
    Continental Airlines Pass-Through Trust, Inc., 6.648s, 2019                  1,142           874,474
    Continental Airlines Pass-Through Trust, Inc., 6.545s, 2020                  8,139         6,474,168
    Continental Airlines Pass-Through Trust, Inc., 7.256s, 2020                  2,996         2,378,982
    Delta Air Lines, Inc., 7.379s, 2010                                          4,609         4,172,632
    Jet Equipment Trust, 11.44s, 2014##                                          3,500           179,988
                                                                                          --------------
                                                                                          $   14,109,875
--------------------------------------------------------------------------------------------------------
  Automotive - 4.9%
    DaimlerChrysler NA Holdings, 8.5s, 2031                                   $  5,586    $    6,322,899
    DaimlerChrysler NA Holdings, 7.2s, 2009                                      4,267         4,577,680
    Dura Operating Corp., 8.625s, 2012                                           3,485         3,397,875
    Ford Motor Co., 6.625s, 2028                                                12,661         8,727,468
    Ford Motor Credit Co., 6.875s, 2006                                          3,337         3,076,544
    Ford Motor Credit Co., 7.375s, 2009                                          8,888         8,043,622
    General Motors Acceptance Corp., 5.36s, 2004                                 4,856         4,845,866
    General Motors Acceptance Corp., 6.75s, 2006                                 8,314         8,236,031
    General Motors Acceptance Corp., 7.25s, 2011                                 8,400         7,903,056
    General Motors Acceptance Corp., 8s, 2031                                   11,482        10,251,991
    TRW Inc., 7.75s, 2029                                                       13,640        13,715,443
                                                                                          --------------
                                                                                          $   79,098,475
--------------------------------------------------------------------------------------------------------
  Banks and Finance - 6.2%
    Bank America Corp., 7.4s, 2011                                            $  4,807    $    5,604,592
    Bank America Corp., 4.875s, 2012                                             9,736         9,682,014
    Citigroup, Inc., 7.25s, 2010                                                 4,906         5,559,249
    Countrywide Home Loans, Inc., 5.5s, 2006                                     5,987         6,220,696
    Credit Suisse First Boston USA, Inc., 6.5s, 2012                             8,679         9,037,356
    Dime Bancorp, Inc., 9s, 2002                                                11,052        11,137,576
    GS Escrow Corp., 7s, 2003                                                   14,539        14,928,543
    Household Finance Corp., 5.75s, 2007                                         2,093         1,861,617
    Household Finance Corp., 6.75s, 2011                                         2,384         2,107,277
    Lehman Brothers Holdings, Inc., 8.25s, 2007                                  8,400         9,709,694
    Morgan Stanley Dean Witter, 6.6s, 2012                                       5,626         6,058,302
    Morgan Stanley Group Inc., 6.1s, 2006                                        4,484         4,814,525
    Socgen Real Estate Co., 7.64s, 2049##                                       12,658        13,704,943
                                                                                          --------------
                                                                                          $  100,426,384
--------------------------------------------------------------------------------------------------------
  Building Materials - 1.7%
    American Standard, Inc., 7.375s, 2008                                     $  5,010    $    5,210,400
    Building Materials Corp., 8s, 2008                                           4,135         3,018,550
    CRH America Inc., 6.95s, 2012                                                3,469         3,830,220
    Hanson PLC, 7.875s, 2010                                                     3,680         4,258,349
    Masco Corp., 5.875s, 2012                                                    7,183         7,431,532
    Nortek, Inc., 9.25s, 2007                                                    3,820         3,781,800
                                                                                          --------------
                                                                                          $   27,530,851
--------------------------------------------------------------------------------------------------------
  Commercial Mortgage and Other Asset-Backed - 6.0%
    Amresco Commercial Mortgage Funding I Corp., 7s, 2029                     $  4,595    $    4,566,461
    BCF LLC, 7.75s, 2026##                                                       1,395           978,298
    Chase Commercial Mortgage Securities Corp., 6.6s, 2012                       4,040         3,777,780
    Citibank Credit Card Issuance Trust, 6.65s, 2008                             3,966         4,305,778
    Commercial Mortgage Acceptance Corp., 1.065s, 2008                          92,338         4,702,773
    Commercial Mortgage Acceptance Corp., 5.44s, 2030                            4,362         3,715,247
    Commercial Mortgage Acceptance Corp., 6.04s, 2030                            7,810         8,583,910
    Commercial Mortgage Acceptance Corp., 7.03s, 2031                            5,600         6,419,190
    Criimi Mae Commercial Mortgage Trust, 7s, 2033                               4,668         5,080,569
    First Union Lehman Brothers Bank, 6.56s, 2035                                5,731         6,430,677
    First Union Lehman Brothers Commercial, 7s, 2014                             3,028         2,761,333
    GMAC Commercial Mortgage Security, Inc., 6.02s, 2033                         4,140         3,661,312
    LB Commercial Conduit Mortgage Trust, 6.78s, 2031                            3,960         4,496,658
    Morgan Stanley Capital I, Inc., 6.86s, 2010                                  6,327         6,333,920
    Morgan Stanley Capital I, Inc., 0s, 2030##                                 177,657         5,918,955
    Morgan Stanley Capital I, Inc., 6.48s, 2030                                  4,287         4,790,857
    Morgan Stanley Capital I, Inc., 7.723s, 2039                                 7,510         7,086,818
    Morgan Stanley Dean Witter Capital, 5.72s, 2032                              6,146         6,639,328
    Morgan Stanley Group, Inc., 6.01s, 2030                                      3,621        $3,896,965
    TIAA Commercial Real Estate Mortgage Trust,
      7.17s, 2032##                                                              3,022         3,334,540
                                                                                          --------------
                                                                                          $   97,481,369
--------------------------------------------------------------------------------------------------------
  Conglomerates - 0.9%
    General Electric Capital Corp., 8.7s, 2007                                $  1,244    $    1,469,523
    General Electric Capital Corp. Medium Term Note, 6s, 2012                    8,559         9,092,003
    General Electric Capital Corp. Medium Term Note, 6.75s, 2032                 4,299         4,529,126
                                                                                          --------------
                                                                                          $   15,090,652
--------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 0.9%
    Black & Decker Corp., 7.125s, 2011                                        $  4,095    $    4,631,420
    Cendant Corp., 6.875s, 2006                                                  5,243         5,216,785
    Kindercare Learning Centers, Inc., 9.5s, 2009                                2,450         2,306,063
    Pliant Corp., 13s, 2010                                                      2,180         1,700,400
                                                                                          --------------
                                                                                          $   13,854,668
--------------------------------------------------------------------------------------------------------
  Energy - 4.1%
    Amerada Hess Corp., 7.3s, 2031                                            $  3,097    $    3,258,595
    Chesapeake Energy Corp., 8.125s, 2011##                                      4,115         4,197,300
    Conocophillips, 5.9s, 2032##                                                 3,083         2,935,478
    Devon Financing Corp. U L C, 7.875s, 2031                                    9,381        10,807,025
    Dresser, Inc., 9.375s, 2011                                                  3,365         3,163,100
    Forest Oil Corp., 8s, 2008                                                   4,920         5,215,200
    Occidental Petroleum Corp., 7.65s, 2006                                      4,498         5,034,701
    Ocean Energy Inc., 7.625s, 2005                                              3,772         4,179,233
    Ocean Energy Inc. New, 4.375s, 2007                                          1,911         1,931,562
    Ocean Energy Inc. New, 7.25s, 2011                                           7,829         8,806,913
    P&L Coal Holdings Corp., 8.875s, 2008                                          870           909,150
    P&L Coal Holdings Corp., 9.625s, 2008                                        3,224         3,385,200
    Phillips Petroleum Co., 8.49s, 2023                                          2,145         2,253,432
    Pioneer Natural Resources Co., 9.625s, 2010                                  1,635         1,915,448
    Valero Energy Corp. New, 6.875s, 2012                                        4,217         4,066,141
    Valero Energy Corp. New, 7.5s, 2032                                          5,601         5,025,929
                                                                                          --------------
                                                                                          $   67,084,407
--------------------------------------------------------------------------------------------------------
  Environmental Services - 1.1%
    Allied Waste Industries, Inc., 10s, 2009                                  $  5,135    $    4,929,600
    USA Waste Services Inc., 7s, 2004                                            8,467         7,977,186
    WMX Technologies, Inc., 7.1s, 2026                                           4,577         4,620,143
                                                                                          --------------
                                                                                          $   17,526,929
--------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 1.8%
    Anheuser Busch Cos Inc., 6.5s, 2043                                       $  4,140    $    4,486,038
    Burns Philp Capital Property Ltd., 9.75s, 2012##                             3,305         3,238,900
    Coors Brewing Co., 6.375s, 2012                                              4,370         4,834,920
    Dole Food Inc., 7.25s, 2009                                                  7,313         6,662,384
    Nabisco, Inc., 6.375s, 2005                                                  2,270         2,459,295
    Tyson Foods, Inc., 8.25s, 2011                                               6,731         7,733,044
                                                                                          --------------
                                                                                          $   29,414,581
--------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 0.8%
    Meadwestvaco Corp., 6.85s, 2012                                           $  5,249    $    5,577,430
    Weyerhaeuser Co., 6.75s, 2012                                                4,261         4,465,984
    Weyerhaeuser Co., 7.375s, 2032                                               3,411         3,445,461
                                                                                          --------------
                                                                                          $   13,488,875
--------------------------------------------------------------------------------------------------------
  Gaming & Hotels - 1.2%
    Harrahs Operating Inc., 7.125s, 2007                                      $  6,189    $    6,759,898
    MGM Grand, Inc., 6.95s, 2005                                                 6,916         7,054,092
    MGM Mirage, Inc., 8.5s, 2010                                                 4,562         4,970,573
                                                                                          --------------
                                                                                          $   18,784,563
--------------------------------------------------------------------------------------------------------
  Insurance - 0.3%
    Safeco Corp., 7.25s, 2012                                                 $  2,351    $    2,463,260
    Willis Corroon Corp., 9s, 2009                                               2,250         2,362,500
                                                                                          --------------
                                                                                          $    4,825,760
--------------------------------------------------------------------------------------------------------
  Machinery - 0.6%
    Joy Global, Inc., 8.75s, 2012                                             $  2,595    $    2,607,975
    Kennametal Inc., 7.2s, 2012                                                  5,246         5,314,329
    New Terex Corp., 8.875s, 2008                                                2,595         2,218,725
                                                                                          --------------
                                                                                          $   10,141,029
--------------------------------------------------------------------------------------------------------
  Media - Cable & Entertainment - 6.2%
    AOL Time Warner Inc., 7.7s, 2032                                          $  6,925    $    6,336,375
    Belo Ah Corp., 7.75s, 2027                                                   6,214         5,888,449
    Chancellor Media Corp., 8.125s, 2007                                        12,130        12,615,200
    Chancellor Media Corp., 8.75s, 2007                                          1,500         1,563,750
    Charter Communications Holdings, 8.25s, 2007                                 5,800         2,494,000
    Comcast Cable Communications, 7.125s, 2013                                   4,334         4,139,351
    Cox Communications, Inc., 7.75s, 2010                                       14,030        15,010,262
    CSC Holdings Inc., 7.875s, 2007                                              4,924         4,074,610
    Echostar DBS Corp., 9.125s, 2009                                             5,155         5,090,562
    Granite Broadcasting Corp., 8.875s, 2008                                     4,000         3,000,000
    News America Holdings, Inc., 8.5s, 2005                                     10,288        10,987,823
    TCI Communications Financing III, 9.65s, 2027                               16,336        13,068,800
    Tele Communications, Inc., 9.8s, 2012                                        3,539         3,921,807
    Time Warner, Inc., 10.15s, 2012                                              5,359         6,114,158
    Time Warner, Inc., 9.125s, 2013                                              1,860         1,999,301
    Walt Disney Co., 6.75s, 2006                                                 3,660         3,923,491
                                                                                          --------------
                                                                                          $  100,227,939
--------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 1.7%
    HCA - The Healthcare Co., 8.75s, 2010                                     $  5,802    $    6,457,179
    HCA - The Healthcare Co., 7.875s, 2011                                      10,910        11,702,732
    Tenet Healthcare Corp., 6.375s, 2011                                         3,302         3,496,365
    Tenet Healthcare Corp., 6.875s, 2031                                         5,988         5,085,273
                                                                                          --------------
                                                                                          $   26,741,549
--------------------------------------------------------------------------------------------------------
  Railroads - 0.9%
    Union Pacific Corp., 6.34s, 2003                                          $  3,024    $    3,144,476
    Union Pacific Corp., 6.39s, 2004                                             5,585         6,009,365
    Union Pacific Corp., 5.75s, 2007                                             4,870         5,260,116
                                                                                          --------------
                                                                                          $   14,413,957
--------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 1.9%
    EOP Operating Ltd., 6.625s, 2005                                          $  6,569    $    6,946,546
    EOP Operating Ltd., 8.375s, 2006                                             4,920         5,525,952
    EOP Operating Ltd., 6.8s, 2009                                               3,966         4,319,708
    Simon Property Group LP, 6.375s, 2007                                        6,890         7,470,524
    Vornado Reality Trust, 5.625s, 2007                                          5,977         6,117,902
                                                                                          --------------
                                                                                          $   30,380,632
--------------------------------------------------------------------------------------------------------
  Retail - 1.6%
    Dollar General Corp., 8.625s, 2010                                        $  2,580    $    2,622,872
    Federated Department Stores Inc., 6.79s, 2027                               10,892        11,563,938
    Gap, Inc., 10.55s, 2008                                                      5,015         5,090,225
    Kroger Co., 7.5s, 2031                                                       2,266         2,434,135
    Tricon Global Restaurants Inc., 8.875s, 2011                                 4,336         4,704,560
                                                                                          --------------
                                                                                          $   26,415,730
--------------------------------------------------------------------------------------------------------
  Telecommunications - 4.3%
    Alltel Corp., 7.875s, 2032                                                $  6,237    $    7,130,307
    AT&T Corp., 6.5s, 2029                                                      10,190         8,763,400
    AT&T Wireless Services, Inc., 7.35s, 2006                                    4,297         3,888,785
    AT&T Wireless Services, Inc., 8.75s, 2031                                    3,116         2,492,800
    Citizens Communications Co., 8.5s, 2006                                     10,265        10,367,650
    Citizens Communications Co., 7.625s, 2008                                    3,573         3,590,865
    GTE Corp., 9.1s, 2003                                                        5,934         6,114,210
    Sprint Capital Corp., 6.875s, 2028                                          13,200         8,752,986
    Telecomunicaciones de Puerto Rico, Inc., 6.65s, 2006                         2,794         2,786,744
    Telecomunicaciones de Puerto Rico, Inc., 6.8s, 2009                          1,746         1,649,263
    United Telecommunications Co., 9.5s, 2003                                    1,128         1,122,430
    Verizon Global Funding Corp., 7.375s, 2012                                  12,341        13,583,257
                                                                                          --------------
                                                                                          $   70,242,697
--------------------------------------------------------------------------------------------------------
  Tobacco - 0.6%
    RJ Reynolds Tobacco Holdings Inc., 7.25s, 2012                            $  4,312    $    4,397,951
    UST Inc., 6.625s, 2012##                                                     4,850         5,157,796
                                                                                          --------------
                                                                                          $    9,555,747
--------------------------------------------------------------------------------------------------------
  Transportation - 0.4%
    Federal Express Corp., 9.65s, 2012                                        $  5,430    $    7,042,129
--------------------------------------------------------------------------------------------------------
  U.S. Government Agencies - 16.2%
    Federal Home Loan Mortgage Corporation, 5.5s, 2006                        $ 10,134    $   11,093,183
    Federal Home Loan Mortgage Corporation, 4.875s, 2007                         3,425         3,678,450
    Federal National Mortgage Association, 6s, 2008 - 2017                      72,935        77,861,211
    Federal National Mortgage Association, 6.125s, 2012                         11,965        13,425,927
    Federal National Mortgage Association, 6.5s, 2032                           69,020        71,538,320
    Federal National Mortgage Association, 7.5s, 2030 - 2031                    27,490        29,072,895
    Federal National Mortgage Association., 7.125s, 2005                        17,907        19,913,300
    Government National Mortgage Association, 6.5s, 2028                        14,092        14,690,168
    Government National Mortgage Association, 7s, 2031                          19,168        20,075,983
    Government National Mortgage Association,
      7.5s, 2023 - 2028                                                            575           613,396
                                                                                          --------------
                                                                                          $  261,962,833
--------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 9.6%
    Principal Stripped Payments, 0s, 2017                                     $ 33,722    $   15,896,854
    U.S. Treasury Bonds, 8s, 2021                                               18,938        25,865,161
    U.S. Treasury Bonds, 5.375s, 2031                                           24,382        25,735,396
    U.S. Treasury Notes, 5.5s, 2008                                             25,648        28,864,028
    U.S. Treasury Notes, 4.375s, 2012                                           56,918        59,087,999
                                                                                          --------------
                                                                                          $  155,449,438
--------------------------------------------------------------------------------------------------------
  Utilities - Gas & Electric - 8.2%
    Beaver Valley Funding Corp. II, 9s, 2017                                  $  7,774    $    8,316,936
    DTE Energy Co., 7.05s, 2011                                                  3,261         3,509,847
    Entergy Mississippi, Inc., 6.2s, 2004                                        1,307         1,360,075
    Exelon Generation Co. LLC, 6.95s, 2011                                       9,118         9,474,514
    Firstenergy Corp., 6.45s, 2011                                               1,540         1,435,064
    GGIB Funding Corp., 7.43s, 2011                                              3,070         3,146,341
    Gulf States Utilities Co., 8.25s, 2004                                         658           703,219
    Kinder Morgan Energy Partners, 6.75s, 2011                                  10,043        10,626,247
    Kinder Morgan Energy Partners, 7.4s, 2031                                    4,256         4,383,965
    Midamerican Energy Holdings Co., 5.875s, 2012                                3,609         3,546,979
    Midland Funding Corp., "B", 13.25s, 2006                                       925           939,800
    Niagara Mohawk Power Corp., 0s to 2003, 8.5s to 2010                        14,293        14,605,731
    Niagara Mohawk Power Corp., 5.375s, 2004                                     4,074         4,230,890
    Nisource Finance Corp., 5.75s, 2003                                          4,413         4,265,994
    Nisource Finance Corp., 7.5s, 2003                                           3,099         3,028,966
    Northeast Utilities, 8.58s, 2006                                             4,096         4,470,300
    Northwestern Corp., 7.875s, 2007##                                           1,973         1,464,524
    Northwestern Corp., 8.75s, 2012                                              1,143           839,071
    Oncor Electric Corp., 7s, 2032##                                             8,639         8,256,500
    Progress Energy, Inc., 6.85s, 2012                                           6,069         6,130,782
    Progress Energy, Inc., 7s, 2031                                              4,691         4,210,642
    PSEG Power, 7.75s, 2011##                                                   11,477        10,329,300
    PSEG Power, 6.95s, 2012                                                      4,743         4,126,410
    PSEG Power, 8.625s, 2031                                                     3,724         3,128,160
    Toledo Edison Co., 7.875s, 2004                                              8,709         9,166,101
    Waterford 3 Funding Corp., 8.09s, 2017                                       6,346         6,368,338
                                                                                          --------------
                                                                                          $  132,064,696
--------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                          $1,379,802,443
--------------------------------------------------------------------------------------------------------
Foreign Bonds - 11.6%
  Bulgaria - 0.2%
    Republic of Bulgaria, 8.25s, 2015##                                       $  2,807    $    2,992,288
--------------------------------------------------------------------------------------------------------
  Canada - 1.1%
    Abitibi-Consolidated, Inc., 8.55s, 2010 (Forest and
      Paper Products)                                                         $  3,012    $    3,114,002
    Abitibi-Consolidated, Inc., 8.85s, 2030 (Forest and
      Paper Products)                                                            7,140         6,817,086
    Bowater Canada Finance Corp, 7.95s, 2011 (Forest and Paper
      Products)                                                                  7,652         7,482,906
                                                                                          --------------
                                                                                          $   17,413,994
--------------------------------------------------------------------------------------------------------
  Chile - 0.2%
    Empresa Electric Guacolda SA, 7.95s, 2003
      (Utilities - Electric)##                                                $  3,125    $    2,824,672
--------------------------------------------------------------------------------------------------------
  Dominican Republic - 0.3%
    Dominican Republic, 9.5s, 2006##                                          $  4,368    $    4,586,400
--------------------------------------------------------------------------------------------------------
  France - 1.7%
    Natexis AMBS Co. LLC, 8.44s, 2049 (Banks & Finance)##                     $ 15,382    $   17,702,559
    Orange PLC, 9s, 2009 (Telecommunications)                                   10,333        10,020,014
                                                                                          --------------
                                                                                          $   27,722,573
--------------------------------------------------------------------------------------------------------
  Germany - 1.2%
    Federal Republic of Germany, 5.25s, 2010                               EUR  19,114    $   20,009,498
--------------------------------------------------------------------------------------------------------
  Italy - 0.6%
    Unicredito Italiano Capital Trust, 9.2s, 2049 (Banks
      and Finance)##                                                          $  8,597    $   10,399,275
--------------------------------------------------------------------------------------------------------
  Malaysia - 0.2%
    Petronas Capital Ltd., 7.875s, 2022 (Oil Services)##                      $  2,800    $    2,898,442
--------------------------------------------------------------------------------------------------------
  Mexico - 1.2%
    BBVA Bancomer, 10.5s, 2011 (Banks and Finance)##                          $  5,924    $    6,457,160
    Pemex Finance Ltd., 9.69s, 2009 (Oil Services)                               3,502         4,130,434
    Pemex Finance Ltd., 10.61s, 2017 (Oil Services)                              1,500         2,192,430
    Petroleos Mexicanos, 9.5s, 2027 (Oils Services)                              2,382         2,507,055
    United Mexican States, 11.5s, 2026                                           2,925         3,763,012
                                                                                          --------------
                                                                                          $   19,050,091
--------------------------------------------------------------------------------------------------------
  Norway - 0.7%
    Union Bank of Norway, 7.35s, 2049 (Banks and Finance)##                   $ 10,675    $   10,913,800
--------------------------------------------------------------------------------------------------------
  Panama - 0.2%
    Republic of Panama, 9.375s, 2029                                          $  3,359    $    3,568,937
--------------------------------------------------------------------------------------------------------
  Russia - 0.4%
    Ministry of Finance Russia, 3s, 2006                                      $  4,340    $    3,764,950
    Ministry of Finance Russia, 12.75s, 2028                                       944         1,217,760
    Mobile Telesystems Fin S A, 10.95s, 2004 (Telecommunications)                1,970         2,029,100
                                                                                          --------------
                                                                                          $    7,011,810
--------------------------------------------------------------------------------------------------------
  Singapore - 0.3%
    DBS Capital Funding Corp., 7.657s, 2049 (Banks
      and Finance)##                                                          $  4,304    $    4,649,740
--------------------------------------------------------------------------------------------------------
  South Korea - 0.7%
    Hanvit Bank, 12.75s, 2010 (Banks and Finance)##                           $  8,937    $   10,522,594
--------------------------------------------------------------------------------------------------------
  Spain - 0.3%
    Telefonica Europe BV, 8.25s, 2030 (Telecommunications)                    $  4,322    $    4,860,988
--------------------------------------------------------------------------------------------------------
  Sweden - 0.8%
    AB Spintab, 6.8s, 2049 (Banks and Finance)##                              $ 12,536    $   12,582,032
--------------------------------------------------------------------------------------------------------
  United Kingdom - 1.5%
    Barclays Bank PLC, 8.55s, 2049 (Banks and Finance)##                      $ 10,798    $   12,949,037
    British Sky Broadcasting, 7.3s, 2006 (Media)                                 4,211         4,253,110
    British Sky Broadcasting, 8.2s, 2009 (Media)                                 7,457         7,829,850
                                                                                          --------------
                                                                                          $   25,031,997
--------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                       $  187,039,131
--------------------------------------------------------------------------------------------------------
Municipal Bonds - 2.0%
    Baltimore Maryland Project Revenue, 5.125s, 2042                          $  4,340    $    4,375,414
    Metropolitan Pier & Exposition Authority Illinois, 5s, 2028                  9,540         9,527,598
    Metropolitan Transportation Authority New York Service
      Contract, 5.5s, 2013                                                       8,375         9,508,975
    Metropolitan Transportation Authority NY Rev., 5s, 2030                      8,700         8,723,055
--------------------------------------------------------------------------------------------------------
Total Municipal Bonds                                                                     $   32,135,042
--------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $1,580,340,917)                                             $1,598,976,616
--------------------------------------------------------------------------------------------------------

Repurchase Agreement - 0.2%
--------------------------------------------------------------------------------------------------------
    Goldman Sachs, dated 10/31/02, due 11/01/02, total to be
      received $3,692,195 (secured by various U.S. Treasury and
      federal Agency obligations in a jointly trades account),
      at Cost                                                                 $  3,692    $    3,692,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,584,032,917)                                       $1,602,668,616
Other Assets, Less Liabilities - 0.9%                                                         15,271,559
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $1,617,940,175
--------------------------------------------------------------------------------------------------------
## SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

EUR = Euro

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
OCTOBER 31, 2002
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,584,032,917)  $1,602,668,616
  Cash                                                                439
  Receivable for daily variation margin on open future
    contracts                                                      57,094
  Receivable for fund shares sold                               3,575,527
  Receivable for investments sold                              17,899,208
  Interest receivable                                          26,327,405
                                                           --------------
      Total assets                                         $1,650,528,289
                                                           --------------
Liabilities:
  Distributions payable                                    $    8,008,862
  Net payable for forward foreign currency exchange
    contracts subject to master netting agreements                222,695
  Payable for fund shares reacquired                            3,323,517
  Payable for investments purchased                            20,618,147
  Payable to affiliates -
    Management fee                                                 17,208
    Shareholder servicing agent fee                                 4,449
    Distribution and service fee                                   23,639
  Accrued expenses and other liabilities                          369,597
                                                           --------------
      Total liabilities                                    $   32,588,114
                                                           --------------
Net assets                                                 $1,617,940,175
                                                           ==============
Net assets consist of:
  Paid-in capital                                          $1,732,001,278
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies            18,766,764
  Accumulated net realized loss on investments and
    foreign currency transactions                            (122,448,036)
  Accumulated distributions in excess of net investment
    income                                                    (10,379,831)
                                                           --------------
      Total                                                $1,617,940,175
                                                           ==============
Shares of beneficial interest outstanding                   132,099,760
                                                            ===========
Class A shares:
  Net asset value per share
    (net assets of $1,055,568,397 / 86,083,445 shares of
beneficial interest outstanding)                              $12.26
                                                              ======
  Offering price per share (100 / 95.25 of net asset
     value per share)                                         $12.87
                                                              ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $432,767,652 / 35,408,777 shares of
     beneficial interest outstanding)                         $12.22
                                                              ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $110,377,980 / 9,040,182 shares of
     beneficial interest outstanding)                         $12.21
                                                              ======
Class I shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $19,187,154 / 1,564,165
     shares of beneficial interest outstanding)               $12.27
                                                              ======
Class 529A shares:
  Net asset value per share
    (net assets of $7,382 / 602 shares of beneficial
     interest outstanding)                                    $12.26
                                                              ======
  Offering price per share (100 / 95.25 of net asset
     value per share)                                         $12.87
                                                              ======
Class 529B shares:
  Net asset value and offering price per share
    (net assets of $5,546 / 454 shares of beneficial
     interest outstanding)                                    $12.22
                                                              ======
Class 529C shares:
  Net asset value and offering price per share
    (net assets of $26,064 / 2,135 shares of beneficial
     interest outstanding)                                    $12.21
                                                              ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
SIX MONTHS ENDED OCTOBER 31, 2002
------------------------------------------------------------------------------

Net investment income:
  Income -
    Interest                                                      $ 52,877,157
                                                                  ------------
  Expenses -
    Management fee                                                $  3,061,049
    Trustees" compensation                                              32,342
    Shareholder servicing agent fee                                    790,946
    Distribution and service fee (Class A)                           1,540,162
    Distribution and service fee (Class B)                           2,129,193
    Distribution and service fee (Class C)                             554,097
    Distribution and service fee (Class 529A)                                4
    Distribution and service fee (Class 529B)                               13
    Distribution and service fee (Class 529C)                               21
    Program manager fee (Class 529A)                                         3
    Program manager fee (Class 529B)                                         3
    Program manager fee (Class 529C)                                         5
    Administrative fee                                                  55,405
    Custodian fee                                                      248,242
    Postage                                                            103,689
    Printing                                                            65,775
    Auditing fees                                                       20,550
    Legal fees                                                           2,112
    Miscellaneous                                                      585,180
                                                                  ------------
      Total expenses                                              $  9,188,791
    Fees paid indirectly                                               (20,589)
                                                                  ------------
      Net expenses                                                $  9,168,202
                                                                  ------------
        Net investment income                                     $ 43,708,955
                                                                  ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                       $(27,197,174)
    Futures contracts                                                1,907,246
    Foreign currency transactions                                      521,533
                                                                  ------------
      Net realized loss on investments and foreign
       currency transactions                                      $(24,768,395)
                                                                  ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                   $ 27,914,016
    Futures contracts                                                  308,656
    Translation of assets and liabilities in foreign currencies       (149,465)
                                                                  ------------
      Net unrealized gain on investments and foreign
        currency translation                                      $ 28,073,207
                                                                  ------------
        Net realized and unrealized gain on investments and
         foreign currency                                         $  3,304,812
                                                                  ------------
          Increase in net assets from operations                  $ 47,013,767
                                                                  ============

See notes to financial statements.

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS ENDED                YEAR ENDED
                                                             OCTOBER 31, 2002            APRIL 30, 2002
                                                                  (UNAUDITED)
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                        $   43,708,955            $   85,604,988
  Net realized loss on investments and foreign currency
    transactions                                                  (24,768,395)               (7,862,814)
  Net unrealized gain on investments and foreign
    currency translation                                           28,073,207                 5,310,337
                                                               --------------            --------------
      Increase in net assets from operations                   $   47,013,767            $   83,052,511
                                                               --------------            --------------
Distributions declared to shareholders -
  From net investment income (Class A)                         $  (32,288,864)           $  (57,886,635)
  From net investment income (Class B)                            (11,958,453)              (20,914,707)
  From net investment income (Class C)                             (3,115,656)               (6,012,877)
  From net investment income (Class I)                               (608,335)               (1,023,655)
  From net investment income (Class 529A)                                 (85)               --
  From net investment income (Class 529B)                                 (74)               --
  From net investment income (Class 529C)                                (119)               --
  In excess of net investment income (Class A)                     --                        (6,135,478)
  In excess of net investment income (Class B)                     --                        (2,216,776)
  In excess of net investment income (Class C)                     --                          (637,313)
  In excess of net investment income (Class I)                     --                          (108,511)
  In excess of net investment income (Class 529A)                  --                        --
  In excess of net investment income (Class 529B)                  --                        --
  In excess of net investment income (Class 529C)                  --                        --
                                                               --------------            --------------
      Total distributions declared to shareholders             $  (47,971,586)           $  (94,935,962)
                                                               --------------            --------------
Net increase in net assets from fund share transactions        $  116,777,436            $  210,307,812
                                                               --------------            --------------
      Total increase in net assets                             $  115,819,617            $  198,424,361
Net assets:
  At beginning of period                                        1,502,120,558             1,303,696,197
                                                               --------------            --------------
  At end of period (including distributions in excess of
    net investment income of $10,379,831 and $6,117,200,
    respectively)                                              $1,617,940,175            $1,502,120,558
                                                               ==============            ==============

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED APRIL 30,
                             SIX MONTHS ENDED         -----------------------------------------------------------------------
                             OCTOBER 31, 2002              2002            2001            2000            1999          1998
                                  (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------------
                                      CLASS A
----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                               $12.27            $12.34          $12.02          $13.08          $13.57         $13.04
                                       ------            ------          ------          ------          ------         ------
Income from investment operations#(S)(S) -
  Net investment income                $ 0.36            $ 0.76          $ 0.85          $ 0.87          $ 0.88         $ 0.89
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                 0.02              0.01            0.34           (1.07)          (0.46)          0.55
                                       ------            ------          ------          ------          ------         ------
      Total from investment
        operations                     $ 0.38            $ 0.77          $ 1.19          $(0.20)         $ 0.42         $ 1.44
                                       ------            ------          ------          ------          ------         ------
Less distributions declared to shareholders -
  From net investment income           $(0.39)           $(0.76)         $(0.87)         $(0.86)         $(0.87)        $(0.91)
  From net realized gain on
    investments and foreign
    currency transactions                --                --              --              --             (0.03)          --
  In excess of net investment
    income                               --               (0.08)           --              --              --            (0.00)+++
  In excess of net realized
    gain on investments and
    foreign currency
    transactions                         --                --              --              --             (0.01)          --
                                       ------            ------          ------          ------          ------         ------
      Total distributions
        declared to shareholders       $(0.39)           $(0.84)         $(0.87)         $(0.86)         $(0.91)        $(0.91)
                                       ------            ------          ------          ------          ------         ------
Net asset value - end of
 period                                $12.26            $12.27          $12.34          $12.02          $13.08         $13.57
                                       ======            ======          ======          ======          ======         ======
Total return(+)                          3.12%++           6.39%          10.22%          (1.51)%          3.22%         11.36%
Ratios (to average net assets)/
  Supplemental data:
    Expenses##                           0.93%+            0.94%           0.93%           0.92%           0.96%          0.98%
    Net investment
      income(S)(S)                       5.76%+            6.09%           7.01%           6.97%           6.61%          6.61%
Portfolio turnover                         62%              206%            289%            290%            343%           333%
Net assets at end of period
  (000 Omitted)                    $1,055,568          $975,849        $853,273        $738,936        $866,388       $708,021
     + Annualized.
    ++ Not annualized.
   +++ For the year ended April 30, 1998, the per share distribution in excess of net investment income was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended April
       30, 2002 was to decrease net investment income per share by $0.01, increase net realized gains and losses per share by
       $0.01, and decrease the ratio of net investment income to average net assets by 0.12%. Per share, ratios, and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED APRIL 30,
                            SIX MONTHS ENDED         ------------------------------------------------------------------------
                            OCTOBER 31, 2002              2002            2001             2000            1999           1998
                                 (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                     CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                              $12.23            $12.30          $11.98           $13.04          $13.52         $12.99
                                      ------            ------          ------           ------          ------         ------
Income from investment operations#(S)(S) -
  Net investment income               $ 0.31            $ 0.67          $ 0.76           $ 0.78          $ 0.78         $ 0.79
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                0.03              0.01            0.34            (1.07)          (0.45)          0.54
                                      ------            ------          ------           ------          ------         ------
      Total from investment
        operations                    $ 0.34            $ 0.68          $ 1.10           $(0.29)         $ 0.33         $ 1.33
                                      ------            ------          ------           ------          ------         ------
Less distributions declared to shareholders -
  From net investment income          $(0.35)           $(0.68)         $(0.78)          $(0.77)         $(0.77)        $(0.80)
  From net realized gain on
    investments and foreign
    currency transactions               --                --              --               --             (0.03)          --
  In excess of net investment
    income                              --               (0.07)           --               --              --            (0.00)+++
  In excess of net realized
    gain on investments and
    foreign currency
    transactions                        --                --              --               --             (0.01)          --
                                      ------            ------          ------           ------          ------         ------
      Total distributions
        declared to
        shareholders                  $(0.35)           $(0.75)         $(0.78)          $(0.77)         $(0.81)        $(0.80)
                                      ------            ------          ------           ------          ------         ------
Net asset value - end of period       $12.22            $12.23          $12.30           $11.98          $13.04         $13.52
                                      ======            ======          ======           ======          ======         ======
Total return                            2.77%++           5.62%           9.49%           (2.21)%          2.54%         10.52%
Ratios (to average net assets)/
  Supplemental data:
    Expenses##                          1.63%+            1.64%           1.63%            1.62%           1.66%          1.68%
    Net investment income(S)(S)         5.07%+            5.40%           6.31%            6.27%           5.92%          5.90%
Portfolio turnover                        62%              206%            289%             290%            343%           333%
Net assets at end of period
  (000 Omitted)                     $432,768          $401,988        $335,629         $278,030        $299,523       $187,905

     + Annualized.
    ++ Not annualized.
   +++ For the year ended April 30, 1998, the per share distribution in excess of net investment income was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended April 30,
       2002 was to decrease net investment income per share by $0.01, increase net realized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.12%. Per share, ratios, and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED APRIL 30,
                             SIX MONTHS ENDED         -----------------------------------------------------------------------
                             OCTOBER 31, 2002              2002            2001            2000            1999          1998
                                  (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                      CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                               $12.22            $12.29          $11.97          $13.03          $13.52         $12.98
                                       ------            ------          ------          ------          ------         ------
Income from investment operations#(S)(S) -
  Net investment income                $ 0.31            $ 0.67          $ 0.76          $ 0.78          $ 0.78         $ 0.78
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                 0.03              0.01            0.34           (1.07)          (0.46)          0.56
                                       ------            ------          ------          ------          ------         ------
      Total from investment
        operations                     $ 0.34            $ 0.68          $ 1.10          $(0.29)         $ 0.32         $ 1.34
                                       ------            ------          ------          ------          ------         ------
Less distributions declared to shareholders -
  From net investment income           $(0.35)           $(0.68)         $(0.78)         $(0.77)         $(0.77)        $(0.80)
  From net realized gain on
    investments and foreign
    currency transactions                --                --              --              --             (0.03)          --
  In excess of net investment
    income                               --               (0.07)           --              --              --            (0.00)+++
  In excess of net realized gain
    on investments and foreign
    currency transactions                --                --              --              --             (0.01)          --
                                       ------            ------          ------          ------          ------         ------
      Total distributions
        declared to
        shareholders                   $(0.35)           $(0.75)         $(0.78)         $(0.77)         $(0.81)        $(0.80)
                                       ------            ------          ------          ------          ------         ------
Net asset value - end of period        $12.21            $12.22          $12.29          $11.97          $13.03         $13.52
                                       ------            ------          ------          ------          ------         ------
Total return                             2.78%++           5.71%           9.42%          (2.21)%          2.48%         10.54%
Ratios (to average net assets)/
  Supplemental data:
    Expenses##                           1.63%+            1.64%           1.63%           1.62%           1.66%          1.68%
    Net investment income(S)(S)          5.07%+            5.40%           6.31%           6.27%           5.92%          5.89%
Portfolio turnover                         62%              206%            289%            290%            343%           333%
Net assets at end of period (000
  Omitted)                           $110,378          $107,212        $100,334         $77,687         $88,173        $42,229
     + Annualized.
    ++ Not annualized.
   +++ For the year ended April 30, 1998, the per share distribution in excess of net investment income was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended April 30,
       2002 was to decrease net investment income per share by $0.01, increase net realized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.12%. Per share, ratios, and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED APRIL 30,
                             SIX MONTHS ENDED         -----------------------------------------------------------------------
                             OCTOBER 31, 2002              2002            2001            2000            1999          1998
                                  (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                      CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                               $12.27            $12.35          $12.03          $13.09          $13.58         $13.05
                                       ------            ------          ------          ------          ------         ------
Income from investment operations#(S)(S) -
  Net investment income                $ 0.37            $ 0.79          $ 0.90          $ 0.91          $ 0.92         $ 0.94
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                 0.04              0.01            0.32           (1.08)          (0.45)          0.55
                                       ------            ------          ------          ------          ------         ------
      Total from investment
        operations                     $ 0.41            $ 0.80          $ 1.22          $(0.17)         $ 0.47         $ 1.49
                                       ------            ------          ------          ------          ------         ------
Less distributions declared to shareholders -
  From net investment income           $(0.41)           $(0.80)         $(0.90)         $(0.89)         $(0.92)        $(0.96)
  From net realized gain on
    investments and foreign
    currency transactions                --                --              --              --             (0.03)          --
  In excess of net investment
    income                               --               (0.08)           --              --              --            (0.00)+++
  In excess of net realized
    gain on investments and
    foreign currency
    transactions                         --                --              --              --             (0.01)          --
                                       ------            ------          ------          ------          ------         ------
      Total distributions
        declared to
        shareholders                   $(0.41)           $(0.88)         $(0.90)         $(0.89)         $(0.96)        $(0.96)
                                       ------            ------          ------          ------          ------         ------
Net asset value - end of
 period                                $12.27            $12.27          $12.35          $12.03          $13.09         $13.58
                                       ======            ======          ======          ======          ======         ======
Total return                             3.36%++           6.64%          10.55%          (1.21)%          3.56%         11.72%
Ratios (to average net assets)/
  Supplemental data:
    Expenses##                           0.63%+            0.64%           0.63%           0.62%           0.65%          0.68%
    Net investment
      income(S)(S)                       6.07%+            6.39%           7.30%           7.26%           6.90%          6.95%
Portfolio turnover                         62%              206%            289%            290%            343%           333%
Net assets at end of period
  (000 Omitted)                       $19,187           $17,071         $14,459          $6,873          $9,256         $9,249
     + Annualized.
    ++ Not annualized.
   +++ For the year ended April 30, 1998, the per share distribution in excess of net investment income was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended April 30,
       2002 was to decrease net investment income per share by $0.01, increase net realized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.12%. Per share, ratios, and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------
                                                                   CLASS                CLASS                CLASS
PERIOD ENDED OCTOBER 31, 2002* (UNAUDITED)                          529A                 529B                 529C
------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout
 each period):
Net asset value - beginning of period                             $12.14               $12.10               $12.09
                                                                  ------               ------               ------
Income from investment operations# -
  Net investment income                                           $ 0.15               $ 0.14               $ 0.09
  Net realized and unrealized gain on investments and
    foreign currency                                                0.16                 0.15                 0.20
                                                                  ------               ------               ------
      Total from investment operations                            $ 0.31               $ 0.29               $ 0.29
                                                                  ------               ------               ------
Less distributions declared to shareholders -
  From net investment income                                      $(0.19)              $(0.17)              $(0.17)
                                                                  ------               ------               ------
Net asset value - end of period                                   $12.26               $12.22               $12.21
                                                                  ======               ======               ======
Total return(+)                                                     3.29%++              3.13%++              3.13%++
Ratios (to average net assets)/Supplemental data:
    Expenses##                                                      1.23%+               1.88%+               1.88%+
    Net investment income                                           5.31%+               4.65%+               4.45%+
Portfolio turnover                                                    62%                  62%                  62%
Net assets at end of period (000 Omitted)                             $7                   $6                  $26

  * For the period from the inception of Class 529A shares, Class 529B shares, and Class 529C shares, July 31, 2002, through
    October 31, 2002.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
  # Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class 529A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Bond Fund (the fund) is a diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward foreign currency exchange contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Futures Contracts - The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. The fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the fund's relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging, may be made when the fund has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended April 30, 2002 and April 30, 2001 was as follows:

                                             APRIL 30, 2002     APRIL 30, 2001
--------------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                             $94,935,962        $79,364,039
    Long-term capital gain                           --                 --
                                                -----------        -----------
Total distributions declared                    $94,935,962        $79,364,039
                                                ===========        ===========

As of April 30, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Undistributed ordinary income                $  1,539,465
          Undistributed long-term capital gain               --
          Capital loss carryforward                     (72,849,809)
          Unrealized loss                               (14,038,279)
          Other temporary differences                   (27,754,661)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on April 30, 2010.

            EXPIRATION DATE
            ------------------------------------------------------
            April 30, 2007                           $(12,839,198)
            April 30, 2008                            (41,302,001)
            April 30, 2009                            (14,236,036)
            April 30, 2010                             (4,472,574)
                                                     ------------
              Total                                  $(72,849,809)
                                                     ============

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at the following annual rates:

    First $1.1 billion of average net assets                         0.39%
    In excess of $1.1 billion of average net assets                  0.38%

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees and converted it to an unfunded retirement benefit deferral plan for active Trustees. Under the new plan, the unfunded pension liability was converted into an equivalent value of notional shares of the fund that will fluctuate with the performance of the fund. Included in Trustees" compensation is a net increase of $2,314 as a result of the change in the fund's pension liability under this plan and a pension expense of $4,977 for inactive trustees for the six months ended October 31, 2002. Also included in Trustees" compensation is a one-time settlement expense of $917 and a one-time transition expense of $5,389.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

              First $2 billion                           0.0175%
              Next $2.5 billion                          0.0130%
              Next $2.5 billion                          0.0005%
              In excess of $7 billion                    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $95,991 and $15 for the year ended October 31, 2002, as its portion of the sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Trustees have adopted a distribution plan for Class A, Class 529A, Class B, Class 529B, Class C and Class 529C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class" average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                  CLASS A   CLASS B  CLASS C  CLASS 529A  CLASS 529B  CLASS 529C
--------------------------------------------------------------------------------
Distribution Fee    0.10%     0.75%    0.75%       0.25%       0.75%       0.75%
Service Fee         0.25%     0.25%    0.25%       0.25%       0.25%       0.25%
                    -----     -----    -----       -----       -----       -----
Total Distribution
Plan                0.35%     1.00%    1.00%       0.50%       1.00%       1.00%
                    =====     =====    =====       =====       =====       =====

MFD retains the service fee for accounts not attributable to a securities dealer, which for the six months ended October 31, 2002, amounted to:

                  CLASS A   CLASS B  CLASS C  CLASS 529A  CLASS 529B  CLASS 529C
--------------------------------------------------------------------------------
Service Fee
  Retained by
  MFD             $49,370    $1,292     $579      --         --          --

Fees incurred under the distribution plan during the six months ended October 31, 2002, were as follows:

                  CLASS A   CLASS B  CLASS C  CLASS 529A  CLASS 529B  CLASS 529C
--------------------------------------------------------------------------------
Total Distribution
  Plan              0.30%     1.00%    1.00%       0.35%       1.00%       1.00%

Certain Class A, Class C and Class 529C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B and Class 529B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended October 31, 2002, were as follows:

                            CLASS A   CLASS B  CLASS C  CLASS 529B  CLASS 529C
------------------------------------------------------------------------------
Contingent Deferred
  Sales Charges
  Imposed                   $54,299  $592,961  $19,856      --         --

The fund has and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund's 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.35% from the fund based solely upon the value of the fund's 529 share classes attributable to tuition programs to which MFD or a third party which contracts with MFD provides administrative services. The current fee has been established at 0.25% annually of average net assets of the fund's 529 share classes attributable to such programs. The fee may only be increased with the approval of the board of trustees that oversees the fund. The services provided by MFD or a third party with which MFD contracts include recordkeeping and tax reporting and account services, as well as services designed to maintain the program's compliance with the Internal Revenue Code and other regulatory requirements.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:
                                                  PURCHASES            SALES
----------------------------------------------------------------------------
U.S. government securities                     $576,621,974     $534,057,982
                                               ------------     ------------
Investments (non-U.S. government securities)   $496,399,937     $421,036,709
                                               ------------     ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                $1,590,046,738
                                                              --------------

Gross unrealized appreciation                                 $   55,115,868
Gross unrealized depreciation                                    (42,493,990)
                                                              --------------
    Net unrealized appreciation                               $   12,621,878
                                                              ==============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                             SIX MONTHS ENDED OCTOBER 31, 2002         YEAR ENDED APRIL 30, 2002
                             ---------------------------------    ------------------------------
                                       SHARES           AMOUNT           SHARES           AMOUNT
------------------------------------------------------------------------------------------------
Shares sold                        28,197,100    $ 345,217,837       53,799,715    $ 668,549,616
Shares issued to shareholders
in reinvestment of
distributions                       2,153,040       26,458,092        3,853,511       47,897,625
Shares reacquired                 (23,819,196)    (291,640,686)     (47,253,864)    (586,198,495)
                                -------------    -------------    -------------    -------------
Net increase                        6,530,944    $  80,035,243       10,399,362    $ 130,248,746
                                =============    =============    =============    =============

Class B shares
                             SIX MONTHS ENDED OCTOBER 31, 2002         YEAR ENDED APRIL 30, 2002
                             ---------------------------------    ------------------------------
                                       SHARES           AMOUNT           SHARES           AMOUNT
------------------------------------------------------------------------------------------------
Shares sold                         7,988,046    $  97,731,524       15,145,430    $ 187,958,052
Shares issued to shareholders
in reinvestment of
distributions                         724,593        8,875,903        1,261,742       15,638,156
Shares reacquired                  (6,178,197)     (75,339,761)     (10,828,117)    (133,955,494)
                                -------------    -------------    -------------    -------------
Net increase                        2,534,442    $  31,267,666        5,579,055    $  69,640,714
                                =============    =============    =============    =============

Class C shares
                             SIX MONTHS ENDED OCTOBER 31, 2002         YEAR ENDED APRIL 30, 2002
                             ---------------------------------    ------------------------------
                                       SHARES           AMOUNT           SHARES           AMOUNT
------------------------------------------------------------------------------------------------
Shares sold                         1,844,342    $  22,553,185        3,666,296    $  45,445,727
Shares issued to shareholders
in reinvestment of
distributions                         165,874        2,030,050          304,188        3,766,241
Shares reacquired                  (1,746,194)     (21,285,669)      (3,361,380)     (41,545,105)
                                -------------    -------------    -------------    -------------
Net increase                          264,022    $   3,297,566          609,104    $   7,666,863
                                =============    =============    =============    =============

Class I shares
                             SIX MONTHS ENDED OCTOBER 31, 2002         YEAR ENDED APRIL 30, 2002
                             ---------------------------------    ------------------------------
                                       SHARES           AMOUNT           SHARES           AMOUNT
------------------------------------------------------------------------------------------------
Shares sold                           292,395    $   3,590,367          439,676    $   5,480,418
Shares issued to shareholders
in reinvestment of
distributions                          44,518          547,276           77,622          965,383
Shares reacquired                    (163,712)      (1,999,084)        (297,315)      (3,694,312)
                                -------------    -------------    -------------    -------------
Net increase                          173,201    $   2,138,559          219,983    $   2,751,489
                                =============    =============    =============    =============

Class 529A shares
                                PERIOD ENDED OCTOBER 31, 2002*
                                ------------------------------
Shares sold                               598    $       7,204
Shares issued to shareholders
in reinvestment of
distributions                               4               48
                                -------------    -------------
Net increase                              602    $       7,252
                                =============    =============

Class 529B shares
                                PERIOD ENDED OCTOBER 31, 2002*
                                ------------------------------
Shares sold                               450    $       5,412
Shares issued to shareholders
in reinvestment of
distributions                               4               44
                                -------------    -------------
Net increase                              454    $       5,456
                                =============    =============

Class 529C shares
                                PERIOD ENDED OCTOBER 31, 2002*
                                ------------------------------
Shares sold                             2,130    $      25,636
Shares issued to shareholders
in reinvestment of
distributions                               5               58
Shares reacquired+                         (0)              (0)
                                -------------    -------------
Net increase                            2,135    $      25,694
                                =============    =============

* For the period of the inception of Class 529A, 529B, and 529C shares, July 31, 2002, through October 31, 2002.
+ Number of shares was less than 1.

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended October 31, 2002, was $5,366. The fund had no borrowings during the period.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts - At October 31, 2002, forward foreign currency purchases and sales under master netting agreements amounted to a net payable of $222,695 with DB Clearing Services.

At October 31, 2002, the fund had sufficient cash and/or securities to cover any commitments under these contracts.

Futures Contracts

DESCRIPTION                    EXPIRATION  CONTRACTS     POSITION APPRECIATION
--------------------------------------------------------------------------------
U.S. Treasury Notes         December 2002        126         Long      $57,094

At October 31, 2002, the fund had sufficient cash and/or securities to cover any margin requirements under these contracts.

MFS(R) BOND FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust IX, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years" duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman                                                 Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
                                                         Executive Officer
JOHN W. BALLEN* (born 09/12/59) Trustee and
President                                                LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company, Chief          Hemenway & Barnes (attorneys), Partner
Executive Officer and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Private investor; Harvard University Graduate
Massachusetts Financial Services Company, Chief          School of Business Administration, Class of 1961,
Investment Officer, President and Director               Adjunct Professor in Entrepreneurship Emeritus;
                                                         CBL & Associates Properties, Inc. (real estate
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           investment trust), Director
Brigham and Women's Hospital, Chief of Cardiac
Surgery; Harvard Medical School, Professor of            J. DALE SHERRATT (born 09/23/38) Trustee
Surgery                                                  Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       (investor in health care companies), Managing
Trustee                                                  General Partner (since 1993); Cambridge
Edmund Gibbons Limited (diversified holding              Nutraceuticals (professional nutritional
company), Chief Executive Officer; Colonial              products), Chief Executive Officer (until May
Insurance Company Ltd., Director and Chairman;           2001); Paragon Trade Brands, Inc. (disposable
Bank of Butterfield, Chairman (until 1997)               consumer products), Director

WILLIAM R. GUTOW (born 09/27/41) Trustee                 ELAINE R. SMITH (born 04/25/46) Trustee
Private investor and real estate consultant;             Independent health care industry consultant
Capitol Entertainment Management Company (video
franchise), Vice Chairman                                WARD SMITH (born 09/13/30) Trustee
                                                         Private investor; Sundstrand Corporation
J. ATWOOD IVES (born 05/01/36) Trustee                   (manufacturer of highly engineered products for
Private investor; KeySpan Corporation (energy            industrial and aerospace applications), Director
related services), Director; Eastern Enterprises         (until June 1999)
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman                                                 Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
                                                         York, Senior Vice President (September 2000 to
JOHN W. BALLEN (born 9/12/59) Trustee and                July 2002); Lexington Global Asset Managers, Inc.,
President                                                Executive Vice President and General Manager
Massachusetts Financial Services Company, Chief          (prior to September 2000)
Executive Officer and Director
                                                         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Massachusetts Financial Services Company, Vice
Secretary and Assistant Clerk                            President
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Vice President
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

ROBERT R. FLAHERTY (born 09/18/63)
Assistant Treasurer
Massachusetts Financial Services
Company, Vice President (since August
2000);
UAM Fund Services, Senior Vice
President (prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                         INVESTOR SERVICE
Massachusetts Financial Services Company   MFS Service Center, Inc.
500 Boylston Street                        P.O. Box 2281
Boston, MA 02116-3741                      Boston, MA 02107-9906

DISTRIBUTOR                                For general information, call toll free:
MFS Fund Distributors, Inc.                1-800-225-2606 any business day
500 Boylston Street                        from 8 a.m. to 8 p.m. Eastern time.
Boston, MA 02116-3741
                                           For service to speech- or hearing- impaired
PORTFOLIO MANAGER                          individuals, call toll free: 1-800-637-6576
William J. Adams+                          any business day from 9 a.m. to 5 p.m.
                                           Eastern time. (To use this service, your
CUSTODIANS                                 phone must be equipped with a
State Street Bank and Trust Company        Telecommunications Device for the Deaf).
225 Franklin Street, Boston, MA 02110
                                           For share prices, account balances, exchanges
The Chase Manhattan Bank                   or stock and bond outlooks, call toll free:
One Chase Manhattan Plaza                  1-800-MFS-TALK (1-800-637-8255) anytime
New York, NY 10081                         from a touch-tone telephone.

INVESTOR INFORMATION                       WORLD WIDE WEB
                                           www.mfs.com
For information on MFS mutual funds,
call your investment professional or,
for an  information kit, call toll free:
1-800-637-2929 any business day from
9 a.m. to 5 p.m. Eastern time (or leave
a message anytime).

+ MFS Investment Management

MFS(R) BOND FUND                                             -------------
                                                               PRSRT STD
                                                             U.S. POSTAGE
[logo] M F S(R)                                                  PAID
INVESTMENT MANAGEMENT                                             MFS
                                                             -------------
500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                             MFB-3  12/02   96M